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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                       ----------------------------------


                  DATE OF REPORT:            FEBRUARY 26, 2001
                                     ---------------------------------
                                     (DATE OF EARLIEST EVENT REPORTED)



                   INSURANCE MANAGEMENT SOLUTIONS GROUP, INC.
                   ------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




    FLORIDA                        000-25273                     59-3422536
---------------                ----------------               ----------------
(STATE OR OTHER                (COMMISSION FILE               (I.R.S. EMPLOYER
JURISDICTION OF                  FILE NUMBER)                  IDENTIFICATION
 INCORPORATION)                                                    NUMBER)


           360 CENTRAL AVENUE
         ST. PETERSBURG, FLORIDA                                    33701
----------------------------------------                      ----------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)


                                 (727) 803-2040
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)




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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

                  Insurance Management Solutions Group, Inc. (the "Company") is filing this Current Report on Form 8-K to report that the Company's common stock was delisted from trading on the Nasdaq National Market at the opening of business on February 26, 2001. This action was taken by Nasdaq as a result of the failure of the Company's common stock to satisfy the maintenance criteria for continued listing on the Nasdaq National Market. The Company has been advised by William R. Hough & Co., a registered broker-dealer based in St. Petersburg, Florida, that it intends to register as a "market maker" for the Company's common stock on the OTC Bulletin Board. No assurances can be given, however, that the Company's common stock will become eligible for trading on the OTC Bulletin Board, or that a liquid market for the Company's common stock can or will be provided.

                  Certain statements contained in this report, including statements regarding the potential for future trading on the OTC Bulletin Board market, and the statements contained herein regarding matters that are not historical facts, are "forward-looking" statements (as such term is defined in the Private Securities Litigation Reform Act of 1995). Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements include, but are not limited to, difficulties in obtaining or retaining market makers for the Company's common stock.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of business acquired.

                           Not applicable

         (b)      Pro forma financial information.

                           Not applicable

         (c)      Exhibits.

                           None



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                                   SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 INSURANCE MANAGEMENT SOLUTIONS GROUP, INC.


                                 By:  /s/ David M. Howard
                                     --------------------------------------
                                          David M. Howard
                                          President and Chief Executive Officer


Date:    February 26, 2001




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